Exhibit 99.2

DATED                              2nd  November                         2009

O&T PROPERTIES LIMITED  (1)

and

THE FEMALE HEALTH COMPANY (UK) PLC
and
THE FEMALE HEALTH COMPANY LIMITED (2)

and

THE FEMALE HEALTH COMPANY  (3)

DEED OF SURRENDER
relating to
Unit 1, Sovereign Park, Coronation Road, London NW10 7QP

Manches LLP
9400 Garsington Road
Oxford Business Park
OXFORD OX4 2HN

Tel +44 (0)1865 722 106
Fax +44 (0)1865 201 012
DX 155710 Oxford 13
www.manches.com

Ref: SPS/ELV/181966/259021

INDEX

1.	INTERPRETATION	1
2.	SURRENDER	3
3.	SECOND PAYMENT	4
4.	VALUE ADDED TAX	4
5.	RELEASE OF THE TENANT	4
6.	RELEASE OF THE TENANT'S GUARANTOR	5
7.	RELEASE OF THE LANDLORD	5
8.	DOCUMENTS AND HMLR REQUIREMENTS	5
9.	GUARANTEE AND INDEMNITY	5
10.	INTEREST	7
11.	NON-MERGER	7
12.	NOTICES	7
13.	LIABILITY	8
14.	THIRD PARTY RIGHTS	8
15.	JURISDICTION AND GOVERNING LAW	8

DATE	2nd November 2009
HM Land Registry
Landlord's title number:	AGL 55160
Administrative area:	Ealing: London

PARTIES
(1)	O&T PROPERTIES LIMITED (Company No: 03703586) whose registered office is Seymour House, Whiteleaf Road, Hemel Hempstead, Hertfordshire HP3 9DE ("Landlord");
(2)	THE FEMALE HEALTH COMPANY (UK) PLC (Company No: 02439625) whose registered office is 1 Sovereign Park, Coronation Road, Park Royal, London NW10 7QP and THE FEMALE HEALTH COMPANY LIMITED (Company No: 01184898) whose registered office is 1 Sovereign Park, Coronation Road, Park Royal, London NW10 7QP ("Tenant");
(3)	THE FEMALE HEALTH COMPANY a company incorporated in the State of Wisconsin whose principal executive offices are at 515 North State Street, Suite 2225, Chicago, Illinois 60654
BACKGROUND
(A)	This deed is supplemental to the Lease.
(B)	The Landlord is entitled to the immediate reversion to the Lease.
(C)	The residue of the term granted by the Lease is vested in the Tenant.
(D)	The Tenant's Guarantor has entered into guarantee and other obligations in respect of the tenant covenants of the Lease.
(E)	The Landlord and the Tenant have agreed to enter into this deed.
AGREED TERMS
1.	INTERPRETATION
	1.1.	The definitions and rules of interpretation set out in this clause apply in this deed.
		"Landlord's Conveyancer"	Manches LLP of 9400 Garsington Road, Oxford Business Park, Oxford OX4 2HN (Ref: Stephen Stratton) or any other conveyancer whose details may be notified in writing from time to time by the Landlord to the Tenant.
		"Lease"	an underlease of the Property dated 10th December 1996 between P.A.T. (Pensions) Limited (1) Chartex International plc and Chartex Resources Limited (2) The Female Health Company (3) and all documents supplemental or collateral to that lease.

	"Property"	Unit 1, Sovereign Park Estate, Coronation Road, Park Royal, London NW10 as more particularly described in and demised by the Lease.
	"Second Payment"	means the sum of three hundred thousand pounds (£300,000.00) exclusive of any VAT payable on such amount.
	"VAT"	value added tax chargeable under the Value Added Tax Act 1994 and any similar replacement tax and any similar additional tax.
1.2.	Clause headings do not affect the interpretation of this deed.
1.3.	A person includes a natural person, corporate or unincorporated body (whether or not having separate legal personality).
1.4.	Words in the singular shall include the plural and vice versa.
1.5.	A reference to one gender shall include a reference to the other genders.
1.6.	A reference to any party shall include that party's personal representatives, successors or permitted assigns.
1.7.	A reference to a statute, statutory provision or subordinate legislation is a reference to it as it is in force from time to time, taking account of any amendment or re-enactment and includes any statute, statutory provision or subordinate legislation which it amends or re-enacts.
1.8.	A reference to a statute or statutory provision shall include any subordinate legislation made from time to time under that statute or statutory provision.
1.9.	A reference to "writing" or "written" includes faxes but not e-mail.
1.10.	A reference to a document is a reference to that document as varied or novated (in each case, other than in breach of the provisions of this agreement) at any time.
1.11.	References to clauses are to the clauses of this deed.

	1.12.	Any phrase introduced by the terms including, include, in particular or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms.
	1.13.	References to the "Landlord" include a reference to the person entitled for the time being to the immediate reversion to the Lease.
	1.14	The expressions "landlord covenant" and "tenant covenant" each have the meanings given to them by the Landlord and Tenant (Covenants) Act 1995.
2.	SURRENDER
	2.1.	In consideration of:
		2.1.1.	six hundred thousand pounds (£600,000.00) (plus VAT) paid by the Tenant to the Landlord (of which the Landlord acknowledges receipt);
		2.1.2.	the obligation on the part of the Tenant and the Tenant's Guarantor to pay the Second Payment on or before 2nd February 2010; and
		2.1.3.	the grant by the Landlord to the Tenant of a new lease of the Property on the date hereof for a term of one (1) year; and
		2.1.4.	the releases by the Landlord pursuant to clause and clause;
the Tenant surrenders and yields up to the Landlord all its estate, interest and rights in the Property and the Landlord accepts the surrender.
	2.2.	The residue of the term of years granted by the Lease shall merge and be extinguished in the reversion immediately expectant on the termination of the Lease.
The Premises are surrendered subject to:
		2.3.1.	all matters registrable by any local authority or other body exercising powers under statute or by royal charter or any utility service or supply company ("Competent Authority") pursuant to statute;
		2.3.2.	all requirements, notices, order or proposals (whether or not subject to confirmation) of any Competent Authority;

		2.3.3.	all matters disclosed by searches or as the result of enquiries formal or informal and whether made in person or by writing by or for the Landlord; and
		2.3.4.	all notices served by the owner or occupier of any adjoining or neighbouring property.
	2.4.	The Tenant surrenders the Property with full title guarantee except that the covenant set out in section 2(1)(b) of the Law of Property (Miscellaneous Provisions) Act 1994 shall not extent to the Tenant insofar as the covenant makes the Tenant liable for any of the costs referred to in such covenant and the Landlord shall be liable for such costs instead.
3.	SECOND PAYMENT
3.1.
On 2nd February 2010 the Tenant shall make the Second Payment to the Landlord, such payment to be made by direct credit to the Landlord's Conveyancer's client account:
Lloyds TSB Bank plc
Law Courts Branch
222 Strand
LONDON WC1R 1BB
Sort code:  30-00-04
Account No: 00816400.

	3.2.	If the Landlord or the Landlord's Conveyancer (as the case may be) has not received the Second Payment by 5.30 pm on 2nd February 2010 the Landlord is entitled to treat the Second Payment as late and to charge interest on it in accordance with clause 10 of this deed.
4.
VALUE ADDED TAX
On the date of this deed, and in the case of the Second Payment when such payment becomes due but in each case subject to prior receipt of a valid VAT invoice, the Tenant shall pay the Landlord any VAT properly chargeable on such amounts.

5.
RELEASE OF THE TENANT
The Landlord releases the Tenant and its predecessors in title from all the tenant covenants and conditions of the Lease and from all liability for any subsisting breach of any of them except for any obligations on the part of the Tenant under this deed.

6.
RELEASE OF THE TENANT'S GUARANTOR
The Landlord releases the Tenant's Guarantor from the covenants, indemnities and other obligations arising under or in respect of the Lease and from all liability for any subsisting breach of those covenants, indemnities and other obligations except for any obligations on the part of the Tenant's Guarantor under this deed.

7.	RELEASE OF THE LANDLORD The Tenant releases the Landlord from all the landlord covenants of the Lease and from all liability for any subsisting breach of any of them.
8.	DOCUMENTS AND HMLR REQUIREMENTS On the date of this deed, the Tenant shall deliver to the Landlord, or to the Landlord's Conveyancer the Lease and the original part of this deed.
9.	GUARANTEE AND INDEMNITY
	9.1.	The Tenant's Guarantor guarantees to the Landlord that the Tenant shall pay the Second Payment to the Landlord in accordance with its obligation in clause of this deed and that if the Tenant fails to pay the Second Payment to the Landlord, the Tenant's Guarantor shall pay the Second Payment to the Landlord.
	9.2.	The Tenant's Guarantor covenants with the Landlord as a separate and independent primary obligation to indemnify the Landlord against any failure by the Tenant to pay the Second Payment to the Landlord in accordance with the obligations in clause of this deed.
	9.3.	The liability of the Tenant's Guarantor shall not be affected by:
		9.3.1.	any time or indulgence granted by the Landlord to the Tenant; or
		9.3.2.	any delay or forbearance by the Landlord in enforcing the payment of the Second Payment or in making any demand in respect of the Second Payment; or
		9.3.3.	the Landlord exercising any right or remedy against the Tenant for any failure to pay the Second Payment; or
		9.3.4.	the Landlord taking any action or refraining from taking any action in connection with any other security held by the Landlord in respect of the Tenant's liability to pay the Second Payment including the release of any such security; or

	9.3.5.	any legal limitation or disability on the Tenant or any invalidity or irregularity of any of the Tenant's obligation in this agreement or any unenforceability of any of them against the Tenant; or
	9.3.6.	the Tenant being dissolved, or being struck off the register of companies or otherwise ceasing to exist, or, if the Tenant is an individual, by the Tenant dying or becoming incapable of managing its affairs; or
	9.3.7.	the disclaimer of the Tenant's liability under this lease or the forfeiture of this agreement ; or
by any other act or omission except an express written release of the Tenant's Guarantor by the Landlord.
9.4.	The Tenant's Guarantor shall not claim in competition with the Landlord in any insolvency proceedings or arrangement of the Tenant in respect of any payment made by the Tenant's Guarantor pursuant to this guarantee and indemnity. If it otherwise receives any money in such proceedings or arrangement, it shall hold that money on trust for the Landlord to the extent of its liability to the Landlord.
9.5.	The Tenant's Guarantor shall not, without the consent of the Landlord, exercise any right or remedy that it may have (whether against the Tenant or any other person) in respect of any amount paid or other obligation performed by the Tenant's Guarantor under this guarantee and indemnity unless and until all the obligations of the Tenant's Guarantor under this guarantee and indemnity have been fully performed.
9.6.	This guarantee and indemnity is in addition to any other security that the Landlord may at any time hold from the Tenant's Guarantor or the Tenant or any other person in respect of the liability of the Tenant to pay the Second Payment shall not merge in or be affected by any other security.
9.7.	The Tenant's Guarantor shall not be entitled to claim or participate in any other security held by the Landlord in respect of the liability of the Tenant to pay the Second Payment.

10.
INTEREST
If the Second Payment or any other money payable under this deed by the Tenant to the Landlord has not been paid by the date it is due, whether it has been formally demanded or not, the Tenant shall pay the Landlord interest at 4% above the base lending rate from time to time of HSBC Bank plc or if that base lending rate stops being used or published then at a comparable commercial rate reasonably determined by the Landlord (both before and after any judgment) on that amount for the period from the due date to and including the date of payment.

11.	NON-MERGER Completion of the surrender of the Lease does not cancel liability to perform any outstanding obligation under this deed.
12.	NOTICES
	12.1.	Any notice given under this deed must be in writing and signed by or on behalf of the party giving it.
	12.2.	Any notice or document to be given or delivered under this deed may be given by delivering it personally or sending it by pre-paid first class post, or recorded delivery to the address and for the attention of the relevant party as follows:
12.2.1.
to the Landlord at:
Seymour House, Whiteleaf Road, Hemel Hempstead, Hertfordshire HP3 9DE
marked for the attention of the Managing Director
or at the Landlord's Conveyancer, quoting the reference (SPS/OX-259021).

		12.2.2.	to the Tenant at: Unit 1, Sovereign Park, Coronation Road, London NW10 7QP Marked for the attention of Michael Pope or at the Tenant's Conveyancer, quoting the reference RJC/043922.00019/NMH
		12.2.3.	to the Tenant's Guarantor at: Unit 1, Sovereign Park, Coronation Road, London NW10 7QP Marked for the attention of Michael Pope
	12.3.	Giving or delivering a notice or a document to a party's conveyancer has the same effect as giving or delivering it to that party.

	12.4.	Any such notice will be deemed to have been received:
		12.4.1.	if delivered personally, at the time of delivery provided that:
			12.4.1.1.	if delivery occurs before 9.00 am on a working day, the notice will be deemed to have been received at 9.00 am on that day; and
			12.4.1.2.	if delivery occurs after 5.00 pm on a working day, or at any time on a day that is not a working day, the notice will be deemed to have been received at 9.00 am on the next working day.
		12.4.2.	in the case of pre-paid first class or recorded delivery post, at 9.00 am on the second working day after posting.
	12.5.	In proving service, it will be sufficient to prove that delivery was made or that the envelope containing the notice or document was properly addressed and posted as a prepaid first class or recorded delivery letter, as the case may be.
	12.6.	A notice given or document delivered under this agreement will not be validly given or delivered if sent by e-mail.
13.
LIABILITY
If the Landlord or the Tenant is more than one person, then in each case those persons shall be jointly and severally liable for their respective obligations arising by virtue of this deed. The Landlord may release or compromise the liability of any one of those persons or grant any time or concession to any one of them without affecting the liability of any other of them.

14.	THIRD PARTY RIGHTS A person who is not a party to this deed shall not have any rights under or in connection with it.
15.	JURISDICTION AND GOVERNING LAW
	15.1.	This Lease and any dispute or claim arising out of or in connection with it or its subject matter or formation (including non-contractual disputes or claims) shall be governed by and construed in accordance with the law of England and Wales.
	15.2.	The parties irrevocably agree that the courts of England and Wales shall have exclusive jurisdiction to settle any dispute or claim that arises out of or in connection with this agreement or its subject matter or formation (including non-contractual disputes or claims).
	15.3.	Each party irrevocably consents to any process in any proceedings arising out of or in connection with this agreement under clause 15.2 being served on it in accordance with the provisions of this agreement relating to service of notices. Nothing contained in this agreement will affect the right to serve process in any other manner permitted by law.
This document has been executed as a deed and is delivered and takes effect on the date stated at the beginning of it.

EXECUTED AS A DEED by O&T
PROPERTIES LIMITED acting by two
directors or by a director and secretary

/s/  Andrew Johnson, Director
     /s/  James Deane, Secretary

EXECUTED AS A DEED by THE FEMALE
HEALTH COMPANY (UK) PLC acting by
two directors or by a director and secretary

/s/  Michael Pope, Director
 /s/  Nick Puttick, Director/Secretary

EXECUTED AS A DEED by THE FEMALE
HEALTH COMPANY LIMITED acting by
two directors or by a director and secretary

/s/  Michael Pope, Director
/s/  Nick Puttick, Director/Secretary

SIGNED AS A DEED on behalf of THE
FEMALE HEALTH COMPANY a company
incorporated in Wisconsin by Michael
Pope being a person who in accordance
with the laws of that territory is acting
under the authority of the company

/s/ Michael Pope